Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on first lien residential mortgages acquired from various parties. The review was conducted on behalf of RCF III TRS, LLC (“Client”) during multiple transactions via files imaged and provided by client for review (the “Review”).

The loans in the Review carried origination dates between March, 2025 and November, 2025.

(2) Sample size of the assets reviewed.

The Review was conducted on three hundred thirteen (313) loans selected by the Client with an aggregate original principal balance of approximately $93.886 million.

(3) Determination of the sample size and computation.

The Review was conducted on 100% of the loan population mentioned above, consistent with the criteria for the NRSRO(s) identified in Item 3 of this ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC. This comparison, when data was available, included the following data fields:

# of Units	Maturity Date	Street
Borrower Last Name	Note Date	Subject Debt Service Coverage Ratio
Contract Sales Price	Property Type	Zip
LTV Valuation Value	Representative FICO

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”), and/or loan-to-value ratios (“LTV(s)”) used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

LEASES REVIEW (313 Loans)

DOCUMENT REVIEW

For each Loan, AMC will review the Loan File and verify whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose / non-owner occupancy, (l) articles of incorporation, if applicable, (m) operating agreement, and (n) background check.

CREDIT REVIEW

The credit review focuses on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines will all be assessed during the review. An income calculation will not be performed though the presence of income documentation if required by the guidelines will be noted.

Credit Application: For the Credit Application, AMC will verify whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

1 | P a g e

Credit Report: AMC will verify (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Employment and Income: AMC will determine whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

Borrowing Entity: AMC will verify the borrowing entity, if not an individual, is properly documented. In addition, AMC will verify if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction will be made between guarantors and principals, individuals and business entities.

Property income: AMC will determine whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios will be calculated but instead a “Property DTI” will be calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Valuation Review: AMC’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review will include verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

Asset Review: AMC will assess whether the asset documentation required by the guidelines is present in the file. AMC will verify that assets presented support the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

Insurance: AMC will (a) look for the presence of rent loss insurance as required by the guidelines, (b) verify that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirm that the flood cert is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood cert, confirm that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title: AMC will verify whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC will also review the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). In addition, AMC will review for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information will be reported to Client. In addition, AMC will look for an independent, third party fraud report and background check in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

2 | P a g e

DATA COLLECTION

AMC will compare data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies will be noted.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note/HELOC agreement, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying Client of same, (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process.

For the loans where a Property Review was performed, if more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception and worked with the Client on the next steps which may include the ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in AMC’s review resulted in a variance of more than 10% then the Client was notified of such variance and a second independent valuation product was ordered.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

N/A

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

3 | P a g e

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”). Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results. Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report. In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan. The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice. The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSROs listed in the Form ABS Due Diligence-15E.

OVERALL REVIEW RESULTS SUMMARY

There were three hundred thirteen (313) mortgage loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable Kroll grading criteria, sixty (60) loans had an Overall loan grade of “B”.

Kroll Grade	# of Loans	% of Loans
A	253	80.83%
B	60	19.17%
C	0	0.00%
D	0	0.00%

There were three hundred thirteen (313) mortgage loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable S&P grading criteria, sixty-seven (67) loans had an Overall loan grade of “B”.

S&P Grade	# of Loans	% of Loans
A	246	78.59%
B	67	21.41%
C	0	0.00%
D	0	0.00%

4 | P a g e

CREDIT REVIEW RESULTS SUMMARY

Two hundred fifty-three (253) mortgage loans (80.83%) of the total received an “A” Credit Review grade. The sixty (60) “B” Credit Review grades were due to missing documentation and/or guideline adherence.

Kroll/S&P Grade	# of Loans	% of Loans
A	253	80.83%
B	60	19.17%
C	0	0.00%
D	0	0.00%

PROPERTY RESULTS SUMMARY

All three hundred thirteen (313) of the loans reviewed received an “A” Property review grade under the Kroll grading criteria.

Kroll Grade	# of Loans	% of Loans
A	313	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

Three hundred four (304) of the loans reviewed received an “A” Property review grade under the S&P grading criteria.

S&P Grade	# of Loans	% of Loans
A	304	97.12%
B	9	2.88%
C	0	0.00%
D	0	0.00%

EXCEPTION CATEGORY SUMMARY

The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Kroll Final Exception Rating	Exception Category	Total
Credit	B	Guideline	71
		Credit	4
		Missing Document	3
		Loan Package Documentation	3
		Borrower and Mortgage Eligibility	2
		Insurance	1
		Documents	1
		Business Purpose	1
		Total Credit Grade (B) Exceptions:	86
Total Credit Exceptions:			86
Grand Total:			86

5 | P a g e

Exception Type	S&P Final Exception Rating	Exception Category	Total
Credit	B	Guideline	71
		Credit	4
		Missing Document	3
		Loan Package Documentation	3
		Borrower and Mortgage Eligibility	2
		Business Purpose	1
		Documents	1
		Insurance	1
		Total Credit Grade (B) Exceptions:	86
Total Credit Exceptions:			86
Property	B	Appraisal Reconciliation	9
		Total Property Grade (B) Exceptions:	9
Total Property Exceptions:			9
Grand Total:			95

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the three hundred thirteen (313) mortgage loans reviewed, two hundred nine (209) mortgage loans had four hundred twenty-one (421) different tape discrepancies across 11 data fields (some mortgage loans had more than one data delta). The largest variances were found on Note Date, Borrower Last Name and Contract Sales Price.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	1	311	0.32%	313
Borrower Last Name	117	311	37.62%	313
Contract Sales Price	82	245	33.47%	313
LTV Valuation Value	2	245	0.82%	313
Maturity Date	1	311	0.32%	313
Note Date	156	313	49.84%	313
Property Type	7	247	2.83%	313
Representative FICO	3	313	0.96%	313
Street	6	313	1.92%	313
Subject Debt Service Coverage Ratio	44	313	14.06%	313
Zip	2	311	0.64%	313
Total	421	6,426	6.55%	313

6 | P a g e

ADDITIONAL LOAN POPULATION SUMMARY*

*Tables may not add to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	313	100.00%	$93,886,020.00	100.00%
Total	313	100.00%	$93,886,020.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	313	100.00%	$93,886,020.00	100.00%
Total	313	100.00%	$93,886,020.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	151	48.24%	$46,420,509.00	49.44%
First Time Home Purchase	2	0.64%	$503,850.00	0.54%
Other-than-first-time Home Purchase	106	33.87%	$32,954,001.00	35.10%
Rate/Term Refinance - Borrower Initiated	54	17.25%	$14,007,660.00	14.92%
Total	313	100.00%	$93,886,020.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	313	100.00%	$93,886,020.00	100.00%
Total	313	100.00%	$93,886,020.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	170	54.31%	$47,688,766.00	50.79%
Condo, Low Rise	30	9.58%	$6,250,224.00	6.66%
Condo, High Rise	3	0.96%	$2,402,505.00	2.56%
Condotel	1	0.32%	$210,000.00	0.22%
PUD	25	7.99%	$6,806,585.00	7.25%
1 Family Attached	17	5.43%	$3,712,850.00	3.95%
2 Family	31	9.90%	$11,730,540.00	12.49%
3 Family	21	6.71%	$10,216,050.00	10.88%
4 Family	15	4.79%	$4,868,500.00	5.19%
Total	313	100.00%	$93,886,020.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	313	100.00%	$93,886,020.00	100.00%
Total	313	100.00%	$93,886,020.00	100.00%

7 | P a g e